SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
Reported): September 23, 2010

BMW VEHICLE LEASE TRUST 2010-1
(Exact name of Issuing Entity as specified in its charter)

BMW AUTO LEASING LLC
(Exact name of Depositor as specified in its charter)

FINANCIAL SERVICES VEHICLE TRUST
(Exact name of Sponsor as specified in its charter)

Delaware Delaware	333-166296-01 333-166296	22-2013053 51-6518223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Chestnut Ridge Road
                         Woodcliff Lake, NJ 07677
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code (201) 307-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Other Events

On or about September 23, 2010, BMW Auto Leasing LLC transferred a special unit of beneficial interest in certain leased vehicles and vehicle leases (the “SUBI”) to BMW Vehicle Lease Trust 2010-1 (the “Trust”).  The Trust granted a security interest in the SUBI to Citibank, N.A., and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $220,000,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $350,000,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $363,000,000; and (iv) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $67,000,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file a copy of the Underwriting Agreement, Indenture, 2010-1 SUBI Servicing Supplement, Vehicle Trust Supplement, SUBI Certificate Transfer Agreement, Issuer SUBI Certificate Transfer Agreement, Amended and Restated Trust Agreement, Issuer Administration Agreement and Back-Up Security Agreement (as listed below) executed in connection with the issuance of the Notes.

Item 9.01.  Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1*    Underwriting Agreement dated September 15, 2010 among BMW Financial Services,  J.P. Morgan Securities LLC and BMW Auto Leasing LLC (“BMW LLC”).

4.1      Indenture, dated as of September 23, 2010, between the Trust and Citibank, N.A., as indenture trustee (the “Indenture Trustee”).

10.2    Vehicle Trust Supplement, dated as of September 23, 2010, between BMW LP, as grantor and UTI Beneficiary, and BNY Mellon Trust of Delaware, formerly known as The Bank of New York (Delaware), as vehicle trustee.

10.4    2010-1 SUBI Servicing Supplement, dated as of September 23, 2010, among BMW Financial Services NA, LLC (the “Servicer”), Financial Services Vehicle Trust, as vehicle trust (“FSVT”) and BMW Manufacturing L.P. (“BMW LP”), as UTI Beneficiary to the Basic Servicing Agreement, dated as of August 30, 1995, between FSVT and the Servicer.

10.5    SUBI Certificate Transfer Agreement, dated as of September 23, 2010, between BMW LP, as transferor and BMW LLC, as transferee.

10.6    Issuer SUBI Certificate Transfer Agreement, dated as of September 23, 2010, between BMW LLC, as transferor and the Trust, as transferee.

10.7    Amended and Restated Trust Agreement, dated as of September 23, 2010, between BMW LLC and Wilmington Trust Company.

10.8    Issuer Administration Agreement, dated as of September 23, 2010, among BMW FS, as administrator, the Trust, BMW LLC and the Indenture Trustee.

10.9    Back-Up Security Agreement, dated as of September 23, 2010, among FSVT, BMW LP, BMW LLC, the Trust and the Indenture Trustee.

_______________
* Previously filed on Form 8-K on September 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BMW VEHICLE LEASE TRUST 2010-1

By: BMW Financial Services NA, LLC,
as Administrator

By: /s/ Martin Stremplat
Name: Martin Stremplat
Title: Vice President-Finance and CFO

By: /s/ Joachim Herr
Name: Joachim Herr
Title: Treasurer

FINANCIAL SERVICES VEHICLE TRUST

By: BMW Financial Services NA, LLC,
as Servicer

By: /s/ Martin Stremplat
Name: Martin Stremplat
Title: Vice President-Finance and CFO

By: /s/ Joachim Herr
Name: Joachim Herr
Title: Treasurer

BMW AUTO LEASING LLC

By: BMW Financial Services NA, LLC,
as Managing Member

By: /s/ Martin Stremplat
Name: Martin Stremplat
Title: Vice President-Finance and CFO

By: /s/ Joachim Herr
Name: Joachim Herr
Title: Treasurer

Dated: September 23, 2010